                                                                   EXHIBIT 99.08



                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-6

                -----------------------------------------------

                Monthly Period:                  11/01/96 to
                                                 11/30/96
                Distribution Date:               12/16/96
                Transfer Date:                   12/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution
        Date per $1,000 original certificate
        principal amount

                              Class A                               $4.92986111
                              Class B                                5.12791675
                              Collateral Inv. Amt.                   5.38194444
                                                              ------------------
                              Total (weighted avg.)                 $4.98794240

    2.  The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Certificates, per
        $1,000 original certificate principal
        amount
                              Class A                               $4.92986111
                              Class B                                5.12791675
                              Collateral Inv. Amt.                   5.38194444
                                                              ------------------
                              Total (weighted avg.)                 $4.98794240
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-6
Page 2


    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                               $0.00000000
                              Class B                                0.00000000
                              Collateral Inv. Amt.                   0.00000000
                                                              ------------------
                              Total                                 $0.00000000
                                                              ==================
B.
    Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                              Class A                            $74,071,038.57
                              Class B                              5,771,852.36
                              Collateral Inv. Amt.                 8,875,228.51
                                                              ------------------
                              Total                              $88,718,119.44
                                                              ==================

    2.  Allocation of Finance Charge Receivables.
        ----------------------------------------

        The aggregate amount of Allocations of Finance
        Charge Receivables processed during the Monthly
        Period which were allocated in respect of the Certificates

                              Class A                            $10,164,485.42
                              Class B                                791,203.55
                              Collateral Inv. Amt.                 1,217,298.78
                                                              ------------------
                              Total                              $12,172,987.75
                                                              ==================

    3.  Principal Receivables/Investor Percentages
        ------------------------------------------

        (a)  The aggregate amount of Principal
             Receivables in the Trust as of the
             last day of the Monthly Period
                                                             $17,659,405,838.53


        (b)  Invested Amount as of the last day
             of the Monthly Period.

                              Class A                           $750,000,000.00
                              Class B                             58,380,000.00
                              Collateral Inv. Amt.                89,820,000.00
                                                              ------------------
                              Total                             $898,200,000.00
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-6
Page 3

        (c)  The Floating Allocation Percentage: The
             Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record
             Date set forth in paragraph 3(a) above

                              Class A                                     4.247%
                              Class B                                     0.331%
                              Collateral Inv. Amt.                        0.509%
                                                          ----------------------
                              Total                                       5.087%

        (d)  During the Amortization Period: The Invested
             Amount as of _______ (the last day
             of the Revolving Period)

                              Class A                                       N.A.
                              Class B                                       N.A.
                              Collateral Inv. Amt.                          N.A.
                                                          ----------------------
                              Total                                         N.A.

        (e)  The Fixed/Floating Allocation Percentage:
             The Invested Amount set forth in
             paragraph 3(d) above as a percentage
             of the aggregate amount of Principal
             Receivables set forth in paragraph 3(a) above

                              Class A                                       N.A.
                              Class B                                       N.A.
                              Collateral Inv. Amt.                          N.A.
                                                          ----------------------
                              Total                                         N.A.


    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in         Aggregate
        the Accounts which were delinquent as of the end         Account
        of the day on the last day of the Monthly Period         Balance
                                                          ----------------------

        (a)  35 - 64 days                                        $373,199,107.54
        (b)  65 - 94 days                                         213,539,533.95
        (c)  95 - 124 days                                        167,661,548.10
        (d)  125 - 154 days                                       135,545,099.99
        (e)  155 - 184 days                                       106,741,371.05
        (f)  185 or more days                                      88,163,389.42
                                                          ----------------------
                              Total                            $1,084,850,050.05
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-6
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)  The aggregate amount of all defaulted
             Principal Receivables written off as
             uncollectible during  the Monthly Period
             allocable to the Invested Amount (the
             aggregate "Investor Default Amount")
                              Class A                             $3,587,001.82
                              Class B                                279,212.22
                              Collateral Inv. Amt.                   429,579.34
                                                             -------------------
                              Total                               $4,295,793.38
                                                             ===================

        (b)  The amount set forth in paragraph 5(a)
             above  in respect of the Monthly Investor
             Default  Amount, per original $1,000 interest

                              Class A                                     $4.78
                              Class B                                      4.78
                              Collateral Inv. Amt.                         4.78
                                                             -------------------
                              Total                                       $4.78
                                                             ===================


    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)  The aggregate amount of Class A Investor
             Charge-Offs and the reductions in the
             Class B Invested Amount and the Collateral
             Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                             -------------------
                              Total                                       $0.00
                                                             ===================



        (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                             -------------------
                              Total                                       $0.00
                                                             ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-6
Page 5


        (c)  The aggregate amount of Class A Investor
             Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


        (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================


    7.  Investor Servicing Fee.
        -----------------------

        (a)  The amount of the Investor Monthly Servicing
             Fee payable by the Trust to the Servicer for
             the Monthly Period
                              Class A                               $937,500.00
                              Class B                                $72,975.00
                      Remaining Servicing Fee                       $112,275.00
                                                          ----------------------
                              Total                               $1,122,750.00
                                                          ======================


        (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                              Class A                               $1.25000000
                              Class B                                1.25000000
                      Remaining Servicing Fee                        1.25000000
                                                          ----------------------
                              Total                                 $1.25000000
                                                          ======================


    8.  Reallocated Principal Collections
        ---------------------------------

        The amount of Reallocated Collateral and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
        Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              Collateral Inv. Amt.                         0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                           Series 1994-6
Page 6

    9.  Collateral Invested Amount
        --------------------------

        (a)  The amount of the Collateral Invested Amount
             as of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month          $89,820,000.00


        (b)  The Required Collateral Invested Amount as
             of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month          $89,820,000.00



   10.  The Pool Factor.
        ---------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date).
        The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                              Class A                               1.00000000
                              Class B                               1.00000000
                                                          ---------------------
                              Total (weighted avg.)                 1.00000000


   11.  The Portfolio Yield
        -------------------

        The Portfolio Yield for the related Monthly Period              10.52%

   12.  The Base Rate
        -------------

        The Base Rate for the related Monthly Period                     7.74%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------------------
                        W. Todd Peterson
                        Vice President